UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 15, 2009
Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

#120 – 2441 West Horizon Ridge Pkwy., Henderson, Nevada 89052
(Address of principal executive offices)
(Zip Code)

(702) 939-5247
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Adoption of the 2009 Stock Incentive Award Plan

At the Annual Meeting of Stockholders of Searchlight Minerals Corp. (the “Company”) held on December 15, 2009, the Company’s stockholders approved the adoption of the 2009 Stock Incentive Award Plan (the “2009 Incentive Plan”).  The 2009 Incentive Plan was approved by the Company’s Board of Directors, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on December 15, 2009.

Description of the 2009 Incentive Plan.  The 2009 Incentive Plan provides for grants to the Company’s employees and service providers of options to purchase shares of the Company’s common stock, rights to receive the appreciation in value of common shares, awards of common shares subject to restrictions on vesting and transfer, and other awards based on common shares.  Only employees will be eligible to receive incentive stock options within the meaning of Code Section 422.

Shares Available for Issuance under the 2009 Incentive Plan.  Under the terms of the 2009 Incentive Plan, the awards described above may be granted with respect to an aggregate of not more than 3,250,000 common shares.  Under the 2009 Incentive Plan, no participant may receive such awards with respect to more than 500,000 common shares during any calendar year.

General Terms of Awards.  The Board or its duly authorized committee (the “Committee”) determines the terms and conditions of each award, including: who receives awards, the type and amount of awards, the consideration, if any, to be paid for awards, and the timing of awards.

Stock options will be exercisable and will vest at such time or times as the Board or Committee determines at the time of grant.   The exercise price of a stock option granted under the 2009 Incentive Plan may not be less than 100% of the fair market value of a share of the Company’s common stock on the date the stock option is granted, except that with respect to an incentive stock option, for holders of awards who, on the date of grant, own more than 10% of the total combined voting power of all classes of the Company’s stock (or any parent or subsidiary thereof), the exercise price may not be less than 110% of the fair market value of a share of the Company’s common stock on the date of grant.  The term of each stock option will be established at the time of grant by the Committee and may not exceed ten years from the date the stock option is granted, except that the term for incentive stock options may not exceed five years for award holders who, on the date of grant, own more than 10% of the voting power of all classes of the Company’s stock (or any parent or subsidiary thereof).

Corporate Transactions; Change of Control; Changes in Capital Structure. In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, or other similar corporate transaction or event, that affects the shares of the Company’s common stock, an adjustment or substitution may be made as approved by the Committee in accordance with applicable law.

A more detailed summary of the material terms of the 2009 Incentive Plan can be found in “Proposal No. 5—Approval of the Searchlight 2009 Stock Incentive Award Plan” (pages 14 through 18) in the Company’s definitive proxy statement dated and filed with the Securities and Exchange Commission on November 17, 2009. The foregoing descriptions are qualified in their entirety by reference to the 2009 Incentive Plan, a copy of which is filed as Exhibit 10.1 to this report.

Adoption of the 2009 Stock Incentive Plan for Directors

At the Annual Meeting of Stockholders of the Company, the Company’s stockholders also approved the adoption of the 2009 Stock Incentive Plan for Directors (the “2009 Directors Plan”).  The 2009 Directors Plan was approved by the Company’s Board of Directors, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on December 15, 2009.

Description of the 2009 Directors Plan.  The 2009 Directors Plan provides for grants to the Company’s directors of options to purchase shares of the Company’s common stock, awards of common shares subject to vesting and other restrictions on transfer, and other awards based on common shares.

Shares Available for Issuance under the 2009 Directors Plan.   Under the terms of the 2009 Directors Plan, the awards described above may be granted with respect to an aggregate of not more than 750,000 common shares.  Under the 2009 Directors Plan, no participant may receive such awards with respect to more than 250,000 common shares during any calendar year.

General Terms of Awards.  The Board or its duly authorized Committee determines the terms and conditions of each award, including: who receives awards, the type and amount of awards, the consideration, if any, to be paid for awards, and the timing of awards.

The Committee may only grant stock options that are nonstatutory stock options.  Incentive stock options within the meaning of Code Section 422 may not be granted under the 2009 Directors Plan.  Stock options will be exercisable and will vest at such time or times as the Board or Committee determines at the time of grant. The exercise price of a stock option granted under the 2009 Directors Plan may not be less than 100% of the fair market value of a share of the Company’s common stock on the date the stock option is granted.  The term of each stock option will be established at the time of grant by the Committee and may not exceed ten years from the date the stock option is granted.

 Corporate Transactions; Change of Control; Changes in Capital Structure. In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, or other similar corporate transaction or event, that affects the shares of the Company’s common stock, an adjustment or substitution may be made as approved by the Committee in accordance with applicable law.

A more detailed summary of the material terms of the 2009 Directors Plan can be found in “Proposal No. 6—Approval of the Searchlight 2009 Stock Incentive Plan for Directors” (pages 19 through 21) in the Company’s definitive proxy statement dated and filed with the Securities and Exchange Commission on November 17, 2009. The foregoing descriptions are qualified in their entirety by reference to the 2009 Directors Plan, a copy of which is filed as Exhibit 10.2 to this report.

Item 7.01	REGULATION FD DISCLOSURE

Press Release

On December 16, 2009, the Company issued a press release, which is attached hereto as Exhibit 99.1.

The press release attached hereto is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 10.1	2009 Stock Incentive Award Plan, adopted December 15, 2009

Exhibit 10.2	2009 Stock Incentive Plan for Directors, adopted December 15, 2009

Exhibit 99.1	Press Release Dated December 16, 2009, issued by Searchlight Minerals Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: December 17, 2009	By:	/s/	Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	2009 Stock Incentive Award Plan, adopted December 15, 2009
10.2	2009 Stock Incentive Plan for Directors, adopted December 15, 2009
99.1	Press Release Dated December 16, 2009, issued by Searchlight Minerals Corp.